First-Quarter Fiscal 2015 Earnings

January 26, 2015

ASHLAND

With good chemistry great things happen.™

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as "anticipates," "believes," "expects," "estimates," "is likely," "predicts," "projects," "forecasts," "may," "will," "should" and "intends" and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its Annual Reports, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland's expectations and assumptions, as of the date such statements are made, regarding Ashland's future operating performance and financial condition, the economy and other future events or circumstances. Ashland's expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland's substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland's future cash flows, results of operations, financial condition and its ability to repay debt), the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions), the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program), Ashland's ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are contained in "Use of estimates, risks and uncertainties" in Note A of Notes to Consolidated Financial Statements and in Item 1A in its most recent Form 10-K filed with the SEC, which is available on Ashland's website at http://investor.ashland.com or on the SEC's website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise.

Regulation G: Adjusted Results

The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

Fiscal First Quarter 2015

Highlights[1]

- Reported EPS from continuing operations of $0.57
  - Adjusted earnings of $1.46 vs. $1.12 per share in prior year
- Sales of $1.4 billion, down 3% from year-ago period
  - Normalized for currency and divestitures, sales would have increased 1%
- Adjusted EBITDA of $262 million, up 11% over prior year
- Achieved ~$175 million in run-rate savings from global restructuring
- Completed sale of elastomers for $120 million
- Completed 10b5-1 share repurchase program
  - Purchased $127 million of Ashland stock

[1] Ashland's earnings releases dated Jan. 26, 2015 and Nov. 5, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

Fiscal First Quarter – Continuing Operations

Key Items Affecting Income

($ in millions, except EPS) Preliminary	Operating Income				Total		
2015	Ashland Specialty Ingredients	Ashland Performance Materials	Valvoline	Unallocated and Other	Pre-tax	After-tax	Earnings per Share
Loss on divestiture					(85)	(57)	(0.82)
Stock award modification				$ (7)	(7)	(4)	(0.06)
Restructuring				$ (1)	(1)	(1)	(0.01)
Total	$ -	$ -	$ -	$ (8)	$ (93)	$ (62)	$ (0.89)
2014							
Total	$ -	$ -	$ -	$ -	$ -	$ -	$ -

- Excluding intangible amortization, adjusted EPS would have been 22 cents higher, or $1.68

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal First Quarter Three months ended Dec. 31,			Three months ended Sept. 30,	
	2014	2013	Change	2014	Change
Sales	$ 1,391	$ 1,432	(3) %	$ 1,538	(10) %
Gross profit as a percent of sales	29.4 %	26.8 %	260 bp	27.8 %	160 bp
Selling, general and admin./R&D costs	$ 243	$ 262	(7) %	$ 256	(5) %
Operating income	$ 177	$ 143	24 %	$ 180	(2) %
Operating income as a percent of sales	12.7 %	10.0 %	270 bp	11.7 %	100 bp
Depreciation and amortization	$ 85	$ 88	(3) %	$ 92	(8) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 262	$ 236	11 %	$ 272	(4) %
EBITDA as a percent of sales	18.8 %	16.5 %	230 bp	17.7 %	110 bp

- Normalized for currency and divestitures, sales increased 1% over prior year
- Mix, margins and restructuring savings drove 230 basis-point increase in EBITDA margin

1 Ashland's earnings releases dated Jan. 26, 2015 and Nov. 5, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

Ashland Specialty Ingredients

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal First Quarter Three months ended Dec. 31,			Three months ended Sept. 30,	
	2014	2013	Change	2014	Change
Metric tons sold (in thousands) - Actives basis	79.9	81.7	(2) %	91.1	(12) %
Sales	$ 561	$ 581	(3) %	$ 635	(12) %
Gross profit as a percent of sales	32.7 %	30.9 %	180 bp	32.8 %	(10) bp
Selling, general and admin./R&D costs	$ 124	$ 130	(5) %	$ 125	(1) %
Operating income	$ 60	$ 51	18 %	$ 84	(29) %
Operating income as a percent of sales	10.7 %	8.8 %	190 bp	13.2 %	(250) bp
Depreciation and amortization	$ 59	$ 60	(2) %	$ 63	(6) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 119	$ 111	7 %	$ 147	(19) %
EBITDA as a percent of sales	21.2 %	19.1 %	210 bp	23.1 %	(190) bp

- Year-over-year sales decline primarily driven by FX and guar
- Improved product mix more than offset FX headwind leading to 210-basis-point improvement in EBITDA margin

[1] Ashland's earnings releases dated Jan. 26, 2015 and Nov. 5, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

Ashland Performance Materials

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal First Quarter Three months ended Dec. 31, 2014	2013	Change	Three months ended Sept. 30, 2014	Change
Metric tons sold (in thousands)	129.5	137.9	(6) %	145.1	(11) %
Sales	$ 338	$ 365	(7) %	$ 383	(12) %
Gross profit as a percent of sales	17.3 %	13.4 %	390 bp	13.6 %	370 bp
Selling, general and admin./R&D costs	$ 36	$ 41	(12) %	$ 41	(12) %
Operating income	$ 25	$ 14	79 %	$ 13	92 %
Operating income as a percent of sales	7.4 %	3.8 %	360 bp	3.4 %	400 bp
Depreciation and amortization	$ 17	$ 19	(11) %	$ 18	(6) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 42	$ 33	27 %	$ 31	35 %
EBITDA as a percent of sales	12.4 %	9.0 %	340 bp	8.1 %	430 bp

- Excluding elastomers, year-over-year volumes grew 3%
- Composites volumes and margin drove segment earnings growth

[1] Ashland's earnings releases dated Jan. 26, 2015 and Nov. 5, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

Valvoline

Results Summary[1]

($ in millions) Preliminary	Fiscal First Quarter Three months ended Dec. 31, 2014	2013	Change	Three months ended Sept. 30, 2014	Change
Lubricant gallons (in millions)	38.9	38.6	1 %	41.5	(6) %
Sales	$ 492	$ 486	1 %	$ 520	(5) %
Gross profit as a percent of sales	33.3 %	31.2 %	210 bp	31.1 %	220 bp
Selling, general and admin./R&D costs	$ 87	$ 89	(2) %	$ 89	(2) %
Operating income	$ 83	$ 75	11 %	$ 77	8 %
Operating income as a percent of sales	16.9 %	15.4 %	150 bp	14.8 %	210 bp
Depreciation and amortization	$ 9	$ 8	13 %	$ 10	(10) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 92	$ 83	11 %	$ 87	6 %
EBITDA as a percent of sales	18.7 %	17.1 %	160 bp	16.7 %	200 bp

- Lower input costs, combined with continued mix improvement drove another quarter of solid performance
- Excluding $6 million benefit from arbitration ruling in prior year period, EBITDA grew 20 percent

[1] Ashland's earnings releases dated Jan. 26, 2015 and Nov. 5, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

Corporate Items

- Approximately $175 million in annualized cost savings achieved through the first quarter
  - Continue to expect substantially all savings to be realized by end of Q2 FY15
- Adjusted Effective tax rate of 25.0%
  - FY 2015 expectation now at 24-26%
- Trade Working Capital[1] ended quarter at 19.2% of sales
- Capital expenditures totaled $43 million
  - Full year 2015 expectation remains ~$275-$300 million
- Free cash flow[2] generation of $7 million
  - FY 2015 expectation remains unchanged at $290-$340 million
- $270 million Accelerated Stock Repurchase planned to be launched as soon as practicable
- Asbestos insurance settlement reached in January

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.
[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

ASHLAND®

Appendix A:
EBITDA Bridges

Ashland Q1 FY 2014 vs. Q1 FY 2015

Adjusted EBITDA Bridge


($ millions)
Preliminary
236
9
27
15
(8)
(17)
262
Q1 2014
Volume/Mix
Margin
SG&A Expenses
Currency Translation
Other
Q1 2015

- Stronger volumes and mix contributed $36 million to EBITDA
- SG&A, driven by restructuring savings, resulted in $15 million tailwind

Adjusted EBITDA Bridge

($ millions)
Preliminary


Q1 FY 2014 versus Q1 FY 2015
111
5
4
4
(4)
(1)
119
Q1 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q1 2015

- Strong mix, good margins, and reduced SG&A led to $13 million tailwind
- Currency, driven by Euro, was a $4 million headwind

Ashland Performance Materials

Adjusted EBITDA Bridge

($ millions)
Preliminary

Q1 FY 2014 versus Q1 FY 2015



33
3
10
3
(2)
(5)
42
Q1 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q1 2015

- Good composites volumes and margin provided a tailwind to the quarter, more than offsetting BDO pricing decline
- Other category reflects impact of ASK and elastomers divestitures

ASHLAND.

Adjusted EBITDA Bridge


($ millions)
Preliminary
Q1 FY 2014 versus Q1 FY 2015
83
1
13
2
(1)
(6)
92
Q1 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q1 2015

- Strong mix and lower input costs primary drivers to EBITDA growth
- Prior year quarter benefitted from $6 million arbitration ruling on a commercial agreement – captured in Other

Appendix B: Volume Trends and Liquidity and Net Debt

Normalized Volume Trends[1]



110%
105%
100%
95%
90%
Rolling Four Quarters
Specialty Ingredients[2]
Performance Materials[2]
Valvoline
Dec '12
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14
Jun '14
Sept '14
Dec '14
Period Ended

[1] Excludes volumes associated with Casting Solutions and divested Pinova, Synlubes, PVAc, and elastomers divisions for all periods. Includes volumes associated with ISP and Ara Quimica for all periods.

[2] ASI and APM reflect realignment of adhesives and intermediates and solvents for all periods.

Liquidity and Net Debt

($ in millions)

Liquidity		At Dec. 31, 2014
Cash	$	1,256
Available revolver and A/R facility capacity		1,047
Liquidity	$	2,303

Debt	Expiration	Interest Rate	Moody's	S&P		At Dec. 31, 2014
4.750% senior notes, par $1,125 million	08/2022	4.75%	Ba1	BB	$	1,120
3.875% senior notes, par $700 million	04/2018	3.875%	Ba1	BB		700
3.000% senior notes, par $600 million	03/2016	3.000%	Ba1	BB		600
6.875% senior notes, par $375 million	05/2043	6.875%	Ba1	BB		376
A/R facility drawn[1]	08/2015	L+75				220
6.5% debentures, par $282 million	06/2029	6.500%	Ba2	B+		134
Revolver drawn[2]	03/2018	L+175	Ba1	BB		80
Other debt		Various				45
Total debt			Ba1/ Stable	BB/ Stable	$	3,275
Cash					$	1,256
Net debt (cash)					$	2,019

[1] AR securitization facility with total borrowing capacity of $250 million; capacity as of Dec. 31, 2014 of $220 million

[2] $1.2 billion facility, including ~$73 million for letters of credit

Scheduled Debt Repayments by Fiscal Year



$251
$600
$780
$5
$1,125
$667
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23 and after

ASHLAND

ASHLAND®

Appendix C:
Business Profiles

Corporate Profile

Sales[1] - $6.1 Billion

By commercial unit



Ashland Specialty Ingredients 41%
Ashland Performance Materials 26%
Valvoline 33%

By geography



North America² 53%
Europe 25%
Asia Pacific 15%
Latin America/ Other - 7%

[1] For 12 months ended December 31, 2014.

[2] Ashland includes only U.S. and Canada in its North America designation.

ASHLAND.

Corporate Profile

Adjusted EBITDA[1] - $1.1 Billion


Ashland Performance Materials 16%
Valvoline 34%
Ashland Specialty Ingredients 50%

NYSE Ticker Symbol:	ASH
Total Employees:	~10,000
Outside North America	~30%
Number of Countries in Which Ashland Has Sales:	More than 100

[1] For 12 months ended December 31, 2014. See Appendix D for reconciliation to amounts reported under GAAP.

ASHLAND.

Ashland Specialty Ingredients

A global leader of cellulose ethers and vinyl pyrrolidones

Sales by Market[2]


Coatings 15%
Construction 9%
Other Industrial Specialties 15%
Adhesives 14%
Personal Care 24%
Pharma 14%
Nutrition & Other Consumer Specialties 9%

Sales by Product


PVP 17%
Actives - 6%
Vinyl Ethers 6%
Guar - 4%
Biocides - 4%
Other 14%
Cellulosics 37%
Adhesive 12%

Sales by Geography


Asia Pacific 18%
Latin America/ Other - 10%
North America 39%
Europe 33%

For 12 Months Ended December 31, 2014

Sales: $2.5 billion

Adjusted EBITDA: $538 million[1]

Adjusted EBITDA Margin: 21.7%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.

2 Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer Specialties are presented in blue.

Ashland Performance Materials

Global leader in unsaturated polyester resins and vinyl ester resins

Sales by Market


Transportation 25%
Electronics 4%
Other Process Industries 12%
Construction: Infrastructure 6%
Construction: Industrial 27%
Construction: Residential 11%
PU/TPU2 4%
Marine 11%

Sales by Product


Elastomers3 17%
Intermediates/ Solvents 26%
Composites 57%

Sales by Geography


Europe 33%
Asia Pacific - 14%
Latin America/ Other 5%
North America 48%

For 12 Months Ended December 31, 2014

Sales: $1.6 billion

Adjusted EBITDA: $175 million[1]

Adjusted EBITDA Margin: 11.3%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.

2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.

3 Includes sales only through December 1st, 2014.

ASHLAND.

Valvoline: A leading worldwide producer and distributor of premium-branded lubricants, automotive chemicals and car-care products

Sales by Market



DIFM: Valvoline Instant Oil Change 18%
Valvoline International 30%
DIFM: Installer Channel 23%
Do-It-Yourself 29%

Sales by Product



Lubricants 86%
Chemicals - 7%
Antifreeze 5%
Filters 2%

International Sales by Region[2]



Australia 23%
Latin America/ Other – 18%
Asia Pacific ex Australia 35%
Europe 24%

For 12 Months Ended December 31, 2014

Sales: $2.0 billion [1]
EBITDA: $368 million [1]
EBITDA Margin: 18.0%

[1] See Appendix D for reconciliation to amounts reported under GAAP.
[2] Includes nonconsolidated joint ventures.

ASHLAND.

Appendix D: Non-GAAP Reconciliations

Ashland Inc. and Consolidated Subsidiaries

Reconciliation of Non-GAAP Data

for 12 Months Ended December 31, 2014

($ millions, except percentages)

Sales[1]	Q1 15	Q4 14	Q3 14	Q2 14	Total
Specialty Ingredients	561	635	653	629	2,478
Performance Materials	338	383	420	413	1,554
Valvoline	492	520	532	503	2,047
Total	1,391	1,538	1,605	1,545	6,079

Adjusted EBITDA[1]	Q1 15	Q4 14	Q3 14	Q2 14	Total	Adjusted EBITDA Margin
Specialty Ingredients	119	147	142	130	538	21.7%
Performance Materials	42	31	53	49	175	11.3%
Valvoline	92	87	99	90	368	18.0%
Unallocated	9	7	4	3	23	
Total	262	272	298	272	1,104	

[1] Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

ASHLAND®

With good chemistry great things happen.™